Exhibit 10.28

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of _______________, 2012, by and among Cicero Inc., a Delaware corporation with headquarters located at 8000 Regency Parkway, Cary, NC 27518 (the “Company”), and the investor whose name appears on the signature page hereto (the “Purchaser”).

RECITALS:

WHEREAS, the Company desires to raise cash funds from investors, including Purchaser (collectively, the “Investors”), pursuant to a private offering of not less than $500,000 in the aggregate of the Company’s Common Stock, par value $.001 per share (the “Common Stock”), and warrants to acquire shares of Common Stock, par value $.001, of the Company, (each, a “Warrant” and collectively, the “Warrants”), on terms and conditions substantially similar to the terms and conditions set forth in this Agreement.

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from  the Company, upon the terms and subject to the conditions set forth herein, (i) the aggregate number of shares of Common Stock set forth under such Purchaser’s name on the signature page hereto (the “Common Stock”) and (ii) a Warrant to acquire up to that aggregate number of shares of Common Stock set forth under such Purchaser’s name on the signature page hereto (the “Warrant Shares”).

WHEREAS, in connection with the issuance and sale of the Common Stock and Warrants hereunder, the Company and the Purchaser shall enter into a Registration Rights Agreement, (the “Registration Rights Agreement”), which Registration Rights Agreement will be substantially similar to the Registration Rights Agreement that the Company will enter into with each other Investor;

NOW, THEREFORE, IN CONSIDERATION of the foregoing and the respective representations, warranties, covenants, agreements and conditions contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions.  Defined terms used in this Agreement shall have the meanings ascribed to them by definition in this Agreement or in Appendix A.

ARTICLE II

PURCHASE AND SALE

2.1 Sale and Issuance of Securities.  Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, such number of Common Shares and Warrants for the purchase prices set forth under such Purchaser’s name on the signature page hereto.

2.2 Delivery of Purchase Price; Closing.

(a) Subject to Section 2.2(c) below, upon execution of this Agreement, the Purchaser shall deliver or cause to be delivered to Cicero, Inc. (the Company), the following:

(i) the purchase price set forth under such Purchaser’s name on the signature page hereto under the heading “Aggregate Purchase Price” in United States dollars and in immediately available funds, by wire transfer to the account of the Company included on the “Instruction Sheet for Investor” set forth as Exhibit A hereto;

(ii) a duly executed copy of this Agreement, including the information requested by the Stock Certificate Questionnaire and Investor Questionnaire included on the “Instruction Sheet for Investor” set forth as Exhibit A hereto;

(iii) a duly executed copy of the Warrant to acquire the Warrant Shares; and

(iv) a duly executed copy of the Registration Rights Agreement.

(b)           The Company expects to hold an initial closing (the “Initial Closing”) after the conditions to closing (including, for the avoidance of doubt, the Minimum Capital Raise Condition) set forth in Article V shall have been satisfied or waived. Thereafter, the Company may have closings from time to time for up to one hundred twenty (120) days thereafter at the discretion of the Company for the sale of additional shares of Common Stock and Warrants up to a maximum capital raise of $650,000 in the aggregate. In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified herein. The Initial Closing and any subsequent Closing shall take place at the offices of Cicero, Inc., 8000 Regency Parkway, Suite 542, Cary, NC 27518, or at such other place as the Company and the Purchaser mutually agree upon, orally or in writing.  The “Closing Date” shall mean the date on which the Closing occurs in accordance with this Article II.

(c)           Notwithstanding the foregoing, in the event that the Initial Closing shall have occurred and all conditions to closing set forth in Article V are satisfied or waived at the time of the parties’ execution of this Agreement, the Purchaser shall deliver directly to the Company its duly executed Agreement, together with a duly executed Warrant and Registration Rights Agreement, and pay the applicable purchase price directly to the Company, by wire transfer to an account designated in writing to such Purchaser by the Company.

2.3 Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) a copy of this Agreement executed by the Company;

(ii) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Common Shares set forth under such Purchaser’s name on the signature pages hereto under the heading “Number of Common Shares,” registered in the name of such Purchaser;

(iii) a Warrant executed by the Company, issued in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares set forth under such Purchaser’s name on the signature pages hereto under the heading “Number of Warrant Shares”; and

(iv) a copy of the Registration Rights Agreement executed by the Company.

2.4 Acknowledgment of Irrevocable Subscription.  The Purchaser agrees that the Purchaser’s subscription to purchase the Common Shares and Warrants pursuant to this Agreement is irrevocable by the Purchaser, subject to the satisfaction or waiver of the conditions to Closing set forth in Article V; provided that the Purchaser shall be entitled to terminate this Agreement pursuant to Section 6.1 if the Initial Closing has not been consummated by December 31, 2012.  The Purchaser acknowledges and agrees that the Company has the right to accept or reject the Purchaser’s subscription to purchase Common Shares and Warrants hereunder, in whole or in part, for any reason, and that the Company may unilaterally terminate this Agreement for any reason at any time prior to the Closing pursuant to Section 6.1.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company.  Subject to the exceptions and qualifications set forth in the Disclosure Schedules hereto, the Company hereby represents and warrants to the Purchaser as follows, as of the date of the Closing:

(a) Organization and Qualification.  Each of the Company and its direct or indirect subsidiaries (each, a “Subsidiary”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation or bylaws.   Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in: (i) a material adverse effect on the results of operations, assets, prospects, business condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, (ii) a material and adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents, or (iii) a material and adverse effect on the legality, validity or enforceability of any of the Transaction Documents (clauses (i) through (iii) collectively, a “Material Adverse Effect”).

(b) Authorization; Enforcement.  The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders.  Each of the Transaction Documents to which it is a party has been or will be duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(c) No Conflicts.  The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, (iii) result in any lien on assets or on property of the Company, or (iv) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or a Subsidiary is bound, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(d) Capitalization.  The authorized capital stock of the Company consists of 215,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of September 30, 2012, (i) 73,049,286 shares of Common Stock were issued and outstanding, (ii) 1,541.6 shares of Series A-1 Convertible Preferred Stock and 10,400 shares of Series B Convertible Preferred Stock were issued and outstanding, (iii) 20,774,308 shares of Common Stock were reserved for issuance pursuant to outstanding rights, warrants or options to subscribe for or purchase Common Stock, and (iv) 1,541,618 and 10,400,000 shares of Common Stock were reserved for issuance upon conversion of Series A-1 and Series B Convertible Preferred Stock.  All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws.  The issuance and sale of the Common Shares and Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Series A-1 and Series B Investors) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities.

(e) The Securities. The Common Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, claims, security interests, encumbrances, rights of first refusal or other restrictions.  There have been duly and validly reserved for issuance the shares of Common Stock and the Warrant Shares issuable upon exercise of the Warrant, in each case as of the Closing Date.   Upon issuance in accordance with the Warrant Agreement (as applicable), the Common Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable.

(f) SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twenty-four (24) months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the schedules to this Agreement (if any), the “Disclosure Materials”.  As of their respective dates, the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.  All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

(g) Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the changed its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (except for repurchases by the Company of shares of capital stock held by employees, officers, directors, or consultants pursuant to an option of the Company to repurchase such shares upon the termination of employment or services), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings.

(h) Compliance.  Neither the Company nor any Subsidiary, except in each case as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any applicable order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any applicable statute, rule or regulation of any governmental authority.

(i) No General Solicitation; Placement Agent’s Fees.  Neither the Company nor any of its Affiliates has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Purchaser or its investment advisor) relating to or arising out of the issuance of the Securities pursuant to this Agreement.

(j) Private Placement.  Neither the Company nor any of its Affiliates has, directly or indirectly, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby, or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market.  The sale and issuance of the Securities hereunder does not contravene the rules and regulations of any Trading Market on which the Common Stock is listed or quoted in any material respect.

(k) Listing and Maintenance Requirements.  The Company has not, in the twelve (12) months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.  The Company is in compliance with all such listing and maintenance requirements in all material respects.

(l) Disclosure.  Except as described in Schedule 3.1(l), the Company confirms that neither it nor any officers, directors or Affiliates, has provided the Purchaser or its agents or counsel with any information that constitutes material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement).  The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company.  Except for the transactions contemplated by this Agreement, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(m) Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(n) No Other Representations or Warranties.  Except for the representations and warranties contained in this Section 3.1, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to the Purchaser in connection with the transactions contemplated hereby.

3.2 Representations and Warranties of the Purchaser.  Subject to the exceptions and qualifications set forth in the Disclosure Schedules hereto, the Purchaser hereby represents and warrants to the Company as follows, as of the date hereof and as of the Closing:

(a) Organization; Authority.  The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The purchase by such Purchaser of the Common Shares and Warrants hereunder has been duly authorized by all necessary corporate, partnership or other action on the part of such Purchaser.  This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(b) No Public Sale or Distribution.  Such Purchaser (i) is acquiring the Common Shares and the Warrants, (ii) upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Purchaser does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(c) Investor Status.  At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer.  Except as otherwise disclosed in writing to the Company on Exhibit A-2 hereto on or prior to the date of this Agreement, such Purchaser is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the NASD, Inc. or an entity engaged in the business of being a broker dealer.

(d) Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(e) Access to Information.  Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information (other than material non-public information) about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f) No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g) No Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby do not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, that do not otherwise affect the ability of such Purchaser to consummate the transactions contemplated hereby.

(h) Prohibited Transactions.  The Purchaser has not, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with the Purchaser has, engaged in any transactions in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Purchaser was first contacted by the Company or any other Person regarding an investment in the Company.  Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Purchaser will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

(i) Restricted Securities.  Such Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(j) Legends.  It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing such Securities may bear the legend set forth in Section 4.1(b).

(k) No Legal, Tax or Investment Advice.  Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice.  Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(l)           Acknowledgment of Disclaimer of Other Representations and Warranties.  Such Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Section 3.1 of this Agreement, (i) neither the Company nor any of its Subsidiaries makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the transactions contemplated hereby, and such Purchaser is not relying on any representation or warranty except for those expressly set forth in Section 3.1, (ii) no Person has been authorized by the Company or any of its Subsidiaries to make any representation or warranty relating to itself or its business or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by such Purchaser, and (iii) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided to such Purchaser or any of its representatives are, and shall not be, deemed to be or include representations or warranties unless any such materials or information is the subject of an express representation or warranty set forth in Section 3.1 of this Agreement.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.  In connection with any transfer of Securities, other than (i) pursuant to an effective registration statement, (ii) to the Company, or (iii) pursuant to Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.  Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of Securities by the Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a registration statement covering the resale of the Securities is effective under the Securities Act, (ii) following any sale of the Securities pursuant to Rule 144 if the Purchaser provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the Securities can be sold under Rule 144, (iii) if the Securities have been held by the Purchaser (including application of the “tacking” rules set forth in Rule 144) for the period and pursuant to the requirements of Rule 144, or (iv) if the Purchaser provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the SEC).  At such time as any of the Securities are able to be issued without legend under Rule 144, the Company shall cause its counsel to issue a legal opinion to the transfer agent (with a copy to the Purchaser) permitting the removal of the legend set forth above (or any similar legend) upon issuance or presentation of the certificates representing the Securities, and based upon customary back-up materials.  At such time as a legend is no longer required for the Securities as provided above, the Company will as soon as reasonably practicable following the delivery by the Purchaser to the Company or its transfer agent of (i) a legended certificate or certificates representing such Securities, and (ii) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to such Purchaser a certificate or certificates representing the Securities free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 4.1(b).

(c) The Company will not object to and shall permit (except as prohibited by law) the Purchaser to pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities, and if required under the terms of such agreement, loan or arrangement, the Company will not object to and shall permit (except as prohibited by law) such Purchaser to transfer pledged or secured Securities to the pledgees or secured parties.  Except as required by law, such a pledge or transfer shall not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith, and no notice shall be required of such pledge.  The Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between the Purchaser and its pledgee or secured party.  At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

4.2 Integration.  The Company shall not, and shall use commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale or issuance of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.3 Reservation of Securities.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations to issue Warrant Shares and Conversion Shares under the Transaction Documents as of the Closing.  In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations to issue such Warrant Shares or Conversion Shares under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

ARTICLE V

CONDITIONS

5.1 Conditions Precedent to the Obligations of the Purchaser.  The obligation of the Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for representations and warranties that are already qualified by materiality) as of the date when made and as of the Closing as though made on and as of such date;

(b) Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) Deliveries.  The Company shall have delivered to the Purchaser the documents required by Section 2.3(a) of this Agreement.

(d) Certificate of Designations.  The Company shall have filed the Certificate of Designations with the Secretary of the State of Delaware on or prior to the date of the Closing, which shall continue to be in full force and effect as of such date.

 (e)           Minimum Capital Raise Condition.  The Company shall have secured subscriptions from Investors to purchase at least $650,000 of Common Shares and Warrants, in the aggregate, and that such aggregate subscription amount shall have been transferred to, and shall currently be on deposit with, the Company (the “Minimum Capital Raise Condition”).

5.2 Conditions Precedent to the Obligations of the Company.  The obligation of the Company to sell the Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects (except for representations and warranties that are already qualified by materiality) as of the date when made and as of the Closing Date as though made on and as of such date; and

(b) Performance.  The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

(c) Deliveries.  The Purchaser shall have delivered to the Company the documents and payments required by Section 2.2(a) of this Agreement.

(d) Minimum Capital Raise Condition.  The Minimum Capital Raise Condition shall have been satisfied.

ARTICLE VI

MISCELLANEOUS

6.1 Termination.  This Agreement may be terminated (i) by the Company for any reason, by written notice to the Purchaser, at any time prior to the Closing or (ii) by the Company or the Purchaser, by written notice to the other, if the Initial Closing has not been consummated by December 31, 2012.

6.2 Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

6.3 Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the parties will execute and deliver to each other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.4 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7.4 prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section 7.4 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

6.5 Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6 Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.7 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser.  The Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers (including by way of distribution to its members, partners or stockholders) any Securities, provided (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company as soon as practicable after such assignment, (ii) the Company is furnished with written notice of the name and address of such transferee or assignee, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Purchaser and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto.

6.8 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.9 Governing Law; Venue; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the State of Delaware. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City of Wilmington, State of Delaware and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in the City of Wilmington, State of Delaware. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

6.10 Survival.  The representations and warranties, agreements and covenants contained herein shall survive the Closing for a period of twelve (12) months.

6.11 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

6.12 Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.13 Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.14 Adjustments in Share Numbers and Prices.  In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

6.15 Independent Nature of Purchaser’s Obligations and Rights.  The obligations of the Purchaser and other Investors under any Transaction Document are several and not joint with the obligations of any other Investor, and Purchaser shall not be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents.  The decision of Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other Person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by the Purchaser pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document.  Purchaser acknowledges that no other Investor has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Investor will be acting as agent of such Purchaser in connection with monitoring its investment hereunder.

7.17           Special Blue Sky Notice.  Special information and disclosures required by applicable state securities laws may appear on the immediately following page.

FOR RESIDENTS OF ALL STATES:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.

FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT OR ANY OTHER SUBSCRIPTION DOCUMENT OR DISCLOSURE DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR FLORIDA RESIDENTS:

IF THE UNDERSIGNED IS A RESIDENT OF THE STATE OF FLORIDA OR IS PURCHASING THE SECURITIES WITHIN THE STATE OF FLORIDA, SUCH PURCHASER ACKNOWLEDGES THAT HE HAS BEEN ADVISED AND THAT HE UNDERSTANDS THAT PURSUANT TO SUBSECTION 517.061(12)(A) OF THE FLORIDA SECURITIES ACT, HE HAS THE RIGHT TO CANCEL HIS PURCHASE OF THE SHARES WITHOUT INCURRING ANY LIABILITY TO THE COMPANY, THE COMPANY OR ANY OTHER PERSON, WITHIN THREE DAYS FOLLOWING THE DATE OF THE TENDER OF CONSIDERATION FOR THE SHARES, WHICHEVER COMES LATER, AND TO RECEIVE BACK, WITHOUT PENALTY OR DEDUCTION OF ANY KIND, ANY CONSIDERATION GIVEN FOR THE SECURITIES.  IF THE FLORIDA SUBSCRIBER WISHES TO EXERCISE SUCH RIGHT, HE SHOULD NOTIFY THE COMPANY OF HIS INTENTION TO DO SO.

FOR PENNSYLVANIA RESIDENTS

IF THE UNDERSIGNED IS A RESIDENT OF THE COMMONWEALTH OF PENNSYLVANIA OR IS PURCHASING THE SECURITIES WITHIN THE COMMONWEALTH OF PENNSYLVANIA, SUCH PURCHASER ACKNOWLEDGES THAT HE HAS BEEN ADVISED AND THAT HE UNDERSTANDS THAT PURSUANT TO SECTION 207(M) OF THE PENNSYLVANIA SECURITIES ACT OF 1972, AS AMENDED (THE “PENNSYLVANIA ACT”), HE HAS THE RIGHT TO CANCEL HIS PURCHASE OF SECURITIES AND TO RECEIVE A FULL REFUND OF ALL MONIES PAID WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR ANY OTHER PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF HIS WRITTEN BINDING CONTRACT OF PURCHASE, AS EVIDENCED BY THIS AGREEMENT.  THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE SHARES MAY NOT BE SOLD FOR A PERIOD OF TWELVE (12) MONTHS AFTER THE DATE OF PURCHASE (EXCEPT IN ACCORDANCE WITH REGULATION 204.011 PROMULGATED UNDER THE PENNSYLVANIA ACT).

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CICERO INC.

By:
Name: John Broderick
Title:    CEO/CFO

Address for Notice:

Cicero Inc.
8000 Regency Parkway
Cary, NC  27518
Tel: (919) 380-5000
Fax: (919) 380-5121
Attn:  John P. Broderick

COMPANY SIGNATURE PAGE

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of __________, 2012 (the “Purchase Agreement”) by and among Cicero Inc. and the Purchaser, as to the number of Common Shares and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser:

[________________________________]

By:
Name:
Title:

Tax Identification Number:
Address:

Telephone No.:
Facsimile No.:
Email Address:
Number of Common Shares:
Number of Warrant Shares:
Purchase Price for Common Shares: $0.05 per share
Purchase Price for Warrant Shares:   $0.20 per share
Aggregate Purchase Price: $

APPENDIX A

Certain Definitions

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Person” means an individual or a corporation, limited or general partnership, trust, incorporated or unincorporated association, firm, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Securities” shall collectively refer to the Common Shares, the Warrants, the Conversion Shares and the Warrant Shares.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, OTC Bulletin Board or Pink Sheets LLC on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Certificate of Designations and the Warrant.

Exhibit A

INSTRUCTION SHEET FOR INVESTORS

(to be read in conjunction with the entire

Securities Purchase Agreement (the “Agreement”))

A	Complete the following items relating to the Agreement.

1.	Review the entire Agreement (including the exhibits thereto) and complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Purchaser.

2.	Exhibit A-1 - Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire.

3.	Exhibit A-2 - Investor Certificate:

Provide the information requested by the Investor Certificate.

4.
Return, via facsimile, (i) the signed Agreement, including the properly completed Exhibits A-1 and A-2, (ii) the signed Warrant, and (iii) the signed Registration Rights Agreement to the Company: Cicero, Inc. at (919) 380-5121, Attn: John Broderick, CEO/CFO

5.
After completing instruction number four (4) above, deliver (i) the original signed Agreement, including the properly completed Exhibits A-1 and A-2, (ii) the original signed Warrant, and (iii) the original signed Registration Rights Agreement to the Company: Cicero, Inc., 8000 Regency Parkway, Suite 542, Cary, NC 27518 Attn: John Broderick, CEO/CFO

B.
Payment Instructions.  Forward payment for the total amount of your subscription (as indicated under “Aggregate Purchase Price” on the Investor Signature Page) in U.S. dollars by wire transfer to the Company as follows:

Bank of America
Charlotte, NC
ABA #026-00-9593
SWIFT BOFAUS3N
Account #000691520436

Exhibit A-1

CICERO INC.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Exhibit A-2

CICERO INC.

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, FOUNDATION AND JOINT INVESTORS

If the Purchaser is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a)           The Purchaser has been duly formed and is validly existing and has full power and authority to invest in the Company.  The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b)           Indicate the form of entity of the undersigned:

____           Limited Partnership

____           General Partnership

____           Limited Liability Company

____           Corporation

____	Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)

____	Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

____           Other form of organization (indicate form of organization)

(

)

(c)           Indicate the approximate date the undersigned entity was formed:

(d)           In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as an investor in the Company.

___	1.
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___	2.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___	3.	An insurance company as defined in Section 2(13) of the Securities Act;

___	4.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___	5.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___	6.
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___	7.
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___	8.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___	9.
Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

___	10.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

___	11.
An entity in which all of the equity owners qualify under any of the above subparagraphs.  If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:__________________________, 2012

______________________________________________________
Print Name of Purchaser

______________________________________________________
Name:
Title:
(Signature and title of authorized officer, partner or trustee)

SECURITIES DELIVERY INSTRUCTIONS

Please instruct us as to where you would like the Securities delivered to at Closing:

Name: ______________________________________________________

Company:  ______________________________________________________

Address: ______________________________________________________
         ______________________________________________________

Telephone: ______________________________________________________

Other Special Instructions:__________________________________________